SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  June 21, 1999

                          COLORADO GOLD & SILVER, INC.
             (Exact name of registrant as specified in its charter)



    Colorado                       0-12139                      82-0379959
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                10200 W. 44th Avenue, #400, Wheat Ridge, CO 80033
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (813) 446-9898

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrants Certifying Accountant

                  None.

Item 5.           Other Events

                  None.

Item 6.           Resignation of Directors and Appointment of New Directors

         A new director to be appointed to the Board of Directors, Mr. Robert E. Clautice, cannot hold directorship until the shareholders of the Company approve an increase of the number of directors from three to a greater number. The Company plans to hold a shareholders meeting in the next 30 to 45 days for the purpose of authorizing an amendment to the Articles of Incorporation to allow additional directors, and for other matters, including a name change and a reverse split of issued and outstanding shares.

Item 7.          Financial Statements, Pro Forma Financial Statements & Exhibits

         a.       None

         b.       Exhibits

                  None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 22, 1999                     Colorado Gold & Silver, Inc.



                                          By: /s/ M. Coke Reeves
                                             -----------------------------------
                                            its President